UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2008 (October 27, 2008)
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On October 27, 2008, Clinical Data, Inc. (the “Company”), API Acquisition Sub II, LLC, an indirect, wholly-owned subsidiary of the Company (“API”), and Avalon Pharmaceuticals, Inc. (“Avalon”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) whereby the Company will acquire Avalon in a stock-for-stock reverse triangular merger (the “Merger”) valued at approximately $10 million. In the Merger, API will merge with and into Avalon, which will result in Avalon becoming an indirect wholly-owned subsidiary of the Company.
The Merger Agreement provides that the common stockholders of Avalon will receive 0.0470 newly issued, publicly registered shares of common stock of the Company in exchange for each of their Avalon common shares. The common stockholders of Avalon will also receive additional consideration in the form a contingent value right (“Contingent Value Right”) through which each holder of a share of Avalon common stock may be eligible to receive an additional fraction of a share of the Company’s common stock in the event the Company receives certain milestone payments as a result of Avalon’s agreements with certain of its partners. If the Company receives any such milestone payments on or prior to June 30, 2010, the common stockholders of Avalon shall be entitled to receive, with respect to each share of Avalon common stock, that number of shares of the Company’s common stock equal to one half of such milestone payments received by Avalon or its affiliates (including the Company following the closing of the Merger) from October 27, 2008 through and including June 30, 2010, dividing that amount by $12.49 (which represents the volume weighted average trading price of the Company’s common stock for the fifteen trading days prior to the execution of the Merger Agreement) and then dividing the result by 17,037,928 (which represents the number of outstanding shares of Avalon common stock as of the date of signing of the Merger Agreement). The Company shall not be entitled to receive any consideration pursuant to the Merger resulting from the Company’s ownership of the Warrants (as defined below) or Avalon’s common stock issued pursuant to the Securities Purchase Agreement (as defined below).
At the effective time of the Merger, (1) Avalon will cancel each outstanding option to purchase Avalon common stock under any employee stock option or incentive plan, and (2) the Company will assume each outstanding warrant to purchase Avalon common stock, which shall thereafter represent the right to receive, upon exercise of the warrant, the merger consideration for each share of Avalon common stock formerly represented by such warrant. In connection with the Company’s assumption of Avalon’s outstanding warrants, the exercise price of such warrants shall be adjusted proportionately.
During the period of time between the signing of the Merger Agreement and the effectiveness of the Merger, Avalon has obligated itself to conduct its business only in the ordinary course and in accordance with past practices. As more fully described in the Merger Agreement, Avalon has also agreed to not take certain actions with respect to its capital stock and stock option plan, certain expenditures, incurrence of debt, sale, lease, exchange or license of certain assets, as well as other matters. Avalon is also prohibited, subject to certain exceptions, from soliciting and negotiating additional offers from third parties to purchase or merge with Avalon.

In the Merger Agreement, the Company and Avalon, as the surviving company, have each agreed to indemnify the directors and officers of Avalon for all liabilities and costs arising out of any claims or suits pertaining to the fact that such person is or was an officer or director of Avalon, including those claims based on matters existing at or prior to the effective time of the Merger.
Pursuant to the terms of the Merger Agreement, Clinical Data and Avalon each have certain termination rights. Upon the occurrence of certain events, Avalon shall be required to pay the Company a termination fee of $300,000 as well as reimbursement of certain expenses incurred by the Company up to a maximum of $100,000.
The Company and Avalon will prepare and file with the Securities and Exchange Commission (“SEC”) a proxy statement/prospectus and registration statement on Form S-4, and Avalon will hold a special meeting of its stockholders for purposes of approving the transactions contemplated by the Merger Agreement. In addition to stockholder approval of Avalon, consummation of the merger is subject to a number of certain customary conditions.
The foregoing descriptions of the Merger Agreement and the Contingent Value Right are not complete and are qualified in their entirety by reference to the Merger Agreement and the Form of Contingent Value Right Agreement, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference. The Merger Agreement and the Form of Contingent Value Right Agreement have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.
Voting Agreement
Concurrent with the execution of the Merger Agreement, on October 27, 2008, each of J. Michael Hamilton, Stephen K. Horrigan, Kenneth C. Carter, David S. Kabakoff, Bradley G. Lorimier, Philip Frost, C. Eric Winzer, Michael R. Kurman, and William H. Washecka (collectively, the “Stockholders”) and the Company entered into Voting Agreements (the “Voting Agreements”) pursuant to which the Stockholders agreed to vote their shares of Avalon’s common stock (a) in favor of approving the Merger and each of the other transaction and other matters contemplated by the Merger Agreement and (b) against any action or agreement submitted to Avalon’s stockholders that would result in a breach of Avalon’s representations, warranties, covenants or other obligations under the Merger Agreement. In connection with the Voting Agreements, the Stockholders have also granted an irrevocable proxy to the Company to vote their shares of Avalon common stock in the manner described above.
The foregoing description of the Voting Agreements is not complete and is qualified in its entirety by reference to the Voting Agreements, a form of which is filed as Exhibit 99.3 hereto and is incorporated herein by reference. The form of Voting Agreement has been included to provide information regarding its terms. It is not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.
Securities Purchase Agreement and Registration Rights Agreement

On October 27, 2008, the Company and Avalon also entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) whereby the Company agreed to purchase an aggregate of 3,390,547 shares of Avalon’s common stock and a Common Stock Purchase Warrant (the “Warrant”) to purchase an additional 1,695,273 shares of Avalon’s common stock, for an aggregate purchase price of $237,338.29. The sale of securities was consummated on October 27, 2008 (the “Closing Date”) and the common stock was purchased for $0.07 per share, which represented a 15% discount to the closing price of Avalon’s common stock on the Nasdaq Global Market on the Closing Date. The exercise price of the Warrant is $0.86 and shall be exercisable at any time six months after the Closing Date through the close of business on the fifth anniversary of the Closing Date. In accordance with the Merger Agreement, the Warrant and the shares of Avalon’s common stock issued to the Company pursuant to the Securities Purchase Agreement shall be canceled and retired and shall cease to exist upon the closing of the Merger.
In connection with the Securities Purchase Agreement, the Company and Avalon also entered into a registration rights agreement (the “Registration Rights Agreement”) whereby Avalon agreed to register the resale of the shares of common stock sold in the offering and issuable upon exercise of the Warrant. Subject to the terms of the Registration Rights Agreement, Avalon is required to file the registration statement with the SEC within thirty days of the Closing Date, to use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “Act”), as promptly as possible after the filing thereof, and to use its best efforts to keep the registration statement continuously effective under the Act until all the registrable securities covered by the registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144 of the Act.
The foregoing descriptions of the Securities Purchase Agreement, Warrant and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the Securities Purchase Agreement, Warrant and Registration Rights Agreement, which are filed as Exhibits 99.4, 99.5 and 99.6 hereto, respectively, and are incorporated herein by reference. The Securities Purchase Agreement, Warrant and Registration Rights Agreement have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.
License Agreement
On October 27, 2008, the Company and Avalon entered into the AvalonRx® License Agreement (the “License Agreement”), whereby Avalon granted to the Company a royalty-free, fully-paid, worldwide, perpetual, irrevocable, sublicensable, exclusive (even as to Avalon but subject to certain exceptions) license, to use for any and all purposes Avalon’s AvalonRx proprietary platform technology, and any related discoveries, inventions, information, data, know-how, trade secrets and materials related thereto (the “AvalonRx® Technology”). The Company shall also have full control, authority, and discretion over the research, development, and commercialization of the AvalonRx® Technology. Under the License Agreement, Avalon retained the right to utilize AvalonRx® to fulfill its obligations under its existing collaboration agreements and to continue development of AVN 944 and certain of its existing development programs.

Pursuant to the License Agreement, the Company paid Avalon a one-time access fee of $1,000,000. The Company also agreed to indemnify Avalon and its affiliates, officers and directors, for any claims based on a breach of the Company’s representations in the License Agreement, the performance of the Company under the License Agreement, or the development, manufacture, use or commercialization by or on behalf of the Company of the AvalonRx® Technology.
The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the License Agreement, which is filed as Exhibit 99.7 hereto and is incorporated herein by reference. The License Agreement has been included to provide information regarding its terms. It is not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.
Note Purchase Agreement and Intellectual Property Security Agreement
On October 27, 2008, the Company and Avalon also entered into a Note Purchase Agreement (the “Note Purchase Agreement”) whereby Avalon issued the Company a Term Note in the form attached to the Note Purchase Agreement (the “Note”). The Note bears an interest rate of seven percent (7%) per year and matures on March 31, 2009. Upon the occurrence of an event of default, the Company (a) shall be entitled to be paid an additional four percent (4%) per year default payment in addition to interest payable under the Note and (b) may accelerate the maturity of the Note and demand immediate payment in full. An event of default under the Note Purchase Agreement, includes among other things, Avalon’s breach, termination or default under either the Merger Agreement or License Agreement. The Company’s right to repayment under the Note is secured by substantially all of Avalon’s intellectual property pursuant to the Intellectual Property Security Agreement between the Company and Avalon dated October 27, 2008 (the “Intellectual Property Security Agreement”).
The foregoing descriptions of the Note Purchase Agreement, Note and Intellectual Property Security Agreement are not complete and are qualified in their entirety by reference to the Note Purchase Agreement, Note and Intellectual Property Security Agreement, which are filed as Exhibits 99.8, 99.9 and 99.10 hereto and are incorporated herein by reference. The Note Purchase Agreement, Note and Intellectual Property Security Agreement have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Agreement and Plan of Merger and Reorganization, dated October 27, 2008, between Clinical Data, Inc., API Acquisition Sub II, LLC and Avalon Pharmaceuticals, Inc.

99.2	Form of Contingent Value Rights Agreement by and between Clinical Data, Inc. and American Stock Transfer and Trust Co.

99.3	Form of Voting Agreement.

99.4	Securities Purchase Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.5	Common Stock Purchase Warrant issued by Avalon Pharmaceuticals, Inc. to Clinical Data, Inc.

99.6	Registration Rights Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.7	License Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.8	Note Purchase Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.9	Term Note, dated October 27, 2008, issued by Avalon Pharmaceuticals, Inc. to Clinical Data, Inc.

99.10	Intellectual Property Security Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

By:	/s/ Caesar J. Belbel Caesar J. Belbel
Executive Vice President,
Chief Legal Officer and Secretary
DATE: October 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Agreement and Plan of Merger and Reorganization, dated October 27, 2008, between Clinical Data, Inc., API Acquisition Sub II, LLC and Avalon Pharmaceuticals, Inc.

99.2	Form of Contingent Value Rights Agreement by and between Clinical Data, Inc. and American Stock Transfer and Trust Co.

99.3	Form of Voting Agreement.

99.4	Securities Purchase Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.5	Common Stock Purchase Warrant issued by Avalon Pharmaceuticals, Inc. to Clinical Data, Inc.

99.6	Registration Rights Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.7	License Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.8	Note Purchase Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.

99.9	Term Note, dated October 27, 2008, issued by Avalon Pharmaceuticals, Inc. to Clinical Data, Inc.

99.10	Intellectual Property Security Agreement, dated October 27, 2008, between Clinical Data, Inc. and Avalon Pharmaceuticals, Inc.